United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: October 10, 2017

RCI HOSPITALITY HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	001-13992	76-0458229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10737 Cutten Road

Houston, Texas 77066

(Address of Principal Executive Offices, Including Zip Code)

(281) 397-6730

(Issuer’s Telephone Number, Including Area Code)

ITEM 2.02	Results of Operations and Financial Condition.

On October 10, 2017, we issued a press release announcing total and same-store sales at nightclubs and restaurants for the fourth fiscal quarter ended September 30, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Press release of RCI Hospitality Holdings, Inc. dated October 10, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RCI Hospitality Holdings, INC.

Date: October 10, 2017	By:	/s/ Eric Langan
Eric Langan
President and Chief Executive Officer

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